UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 21, 2012

Value Line, Inc.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-11306 (Commission File Number)	13-3139843 (I.R.S. Employer Identification No.)

220 East 42nd Street
New York, New York
(Address of Principal Executive Offices)
10017
(Zip Code)

(212) 907-1500
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 21, 2012, the annual meeting of the shareholders of Value Line was held to consider one proposal.  Final votes have been tabulated and reported by American Stock Transfer & Trust Company, LLC, the Company’s transfer agent.  Details of the voting are provided below:

Proposal 1:

To elect the following nominees as Directors of the Company.

	Votes For	Withheld
Howard A. Brecher	9,186,780	221,410
Stephen R. Anastasio	9,187,484	220,706
Mary Bernstein	9,186,993	221,197
Stephen Davis	9,377,592	30,598
Alfred Fiore	9,377,001	31,189
Glenn J. Muenzer	9,378,796	29,394
William Reed	9,377,401	30,789

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE LINE, INC.

Date: September 21, 2012	By:	/s/ Howard A. Brecher
Howard A. Brecher
Chairman & Chief Executive Officer